UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-09497

Dividend Growth Trust

58 Riverwalk Blvd, Building 2, Ste A, Ridgeland, SC 29936

William J. Murphy

Unified Fund Services, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:	09/30

Date of reporting period:	09/30/2009

Item 1. Reports to Stockholders.

Rising Dividend Growth Fund

Annual Report

September 30, 2009

Fund Advisor:

Dividend Growth Advisors, LLC

58 Riverwalk Boulevard

Building 2, Suite A

Ridgeland, SC 29936

Toll Free: (888) 826-2520

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The last twelve months have certainly been exciting. At the beginning of the period, the financial system was in distress, which in turn caused the equity markets to react negatively. Many credit markets seemed to freeze up. Then, almost half-way through the period, the stock market began to improve. The freeze-up of the financial system was caused by many factors, including excessive leverage, poor credit standards for loan origination, declining housing activity, and increasing loan delinquency. We believe that what was driving these circumstances, in part, was the willingness of individuals and managements of financial institutions to take on more risk and the unwillingness or ineptitude of government regulators to supervise properly the activities within their purview.

The question for economic decision-makers is where does the economy go from here? Have actions taken by government and industry taken hold and are they sufficient? While none of the three major U.S. stock market indices has returned to their highs of 2007, credible progress has been made since March. Below is a table of the index highs reached in 2007, the year-end value for 2008, the climactic low reached on March 9, 2009, and the closing level as of September 30, 2009. To complete the exercise, we have also included the price only return of the indexes for the various periods.

					% Changes From
	2007	2008	March		2007	2008	March
	High	Closing	2009	9/30/2009	High	Closing	2009
Index	Price	Price	Low	Price	Price	Price	Low
Dow Jones Indust’l Avg	14,198.10	8,776.39	6,469.95	9,712.28	-32%	11%	50%
S&P 500 Index	1,576.09	903.25	666.79	1,057.08	-33%	17%	59%
NASDAQ	2,861.51	1,577.03	1,265.52	2,122.42	-26%	35%	68%

Source: Thomson Reuters™ Baseline Data Service, September 30, 2009

(% Changes are price only)

We think that the markets’ rally off the lows suggest that investors have cast their initial vote. It would seem that investors like what they see. Now, six plus months later the market has recovered sharply; yet, the economy is only recently showing signs that the rate of decline has slowed and, in some cases, begun to improve.

The questions facing investors now are complex, regardless of the market in which they may be investing. Equities, fixed income, commodities, currency, and real estate are all facing challenges. It does seem, however, that the issues are intertwined with the broad issues of the day. These questions include the issues referred to earlier (excess leverage, unemployment, housing, credit standards, and increased loan delinquency) in addition to inflation, the weak dollar, protectionism, and worldwide recession and unrest. Barely a day goes by that there is not a new announcement on some aspect of the economy. We will concentrate on the following: employment, consumer spending, housing, the dollar, protectionism, and inflation.

Three of these categories are directly related to the consumers and their ability to spend. We believe that if the issues surrounding unemployment are solved, then consumer spending and housing should follow suit. With an unemployment rate at almost 10% and an assumption that it may go higher, consumer spending and housing activity are likely to improve at a slower pace. Employment levels have been cut to the bare bones and the low number of hours worked suggests that hours will need to be increased before new workers are hired. It looks to us that the recovery in employment will take longer and be much more challengingthan was anticipated.

The Federal Reserve issued its Flow of Funds Accounts of the United States report for the second quarter 2009. It shows that for the last four quarters, households have been reducing their levels of debt. This has occurred in both the mortgage debt and, in the last two quarters, in consumer debt.1 We suggest that the reason for the reductions can be traced back to the difficult employment environment. As consumer spending has been, in part, driven by the willingness of the consumer to take on debt, it is not surprising to find individuals being careful with their expenditures. The Federal Reserve report also states that household net worth had increased $2.0 trillion to $53.1 trillion from the first to the second quarter.2 We view this as a ray of hope for consumer spending and housing.

There is more that can be said about each of these categories of concern, but we would get no closer to solving the issues. We believe that the lack of the usual robust recovery for the economy, in general, will be anchored in the inability of employment to expand in a normal pattern.

_________________________

1  Federal Reserve Statistical Release, Flow of Funds Accounts of the United States, Flows and Outstandings, Second Quarter 2009, P1

2  Federal Reserve Statistical Release, Flow of Funds Accounts of the United States, Flows and Outstandings, Second Quarter 2009, P1

The fourth category of concern is the weakness of the dollar. A weakening dollar does give our exporters a price advantage over their foreign competitors, but a weak dollar could be inflationary. In addition to this inflation pressure, government spending has skyrocketed, providing another potential source of inflation.

We are concerned about the protectionist leanings that we see evolving in Congress and the executive branch of government and are concerned about what they could mean for stock markets. Historically weak economic times encourage protectionist sentiments. The recent announcement that the United States would impose tariffs on tires manufactured by China and the response by China that they would consider tariffs on auto parts and chicken clearly demonstrate the retaliatory behavior that characterizes protectionism. While the globalization that occurred in the 90s was not perfect, international trade, in our opinion, raised the living standards for all parties.

What, then, is the long-term investor to do? The economic environment is showing signs of getting stronger, yet there is sufficient evidence to suggest that the recovery may not be strong enough. The pessimists, who look for the economy to stall out, might be right this time. Yet, appetite for risk, at least for now, appears to have returned as witnessed by the strong stock markets since March. Data from the Investment Company Institute indicates that mutual fund investors this year have favored bond funds over equity funds for new money3 in pursuit of replacing lost income. Investors, we believe, are attempting to replace income streams that several years ago might have come either from bank stock dividends, which are now near zero, or from more attractive yielding defensive assets, such as C/Ds, Treasury Bills, and money market funds.

In late August, we reviewed stock market performance by looking at the quality rating assigned to stocks by Standard & Poor’s (“S&P”). S&P has eight rating brackets starting at the highest quality assigned A+ down to “C”, “D” and non-rated. Using the Thompson ReutersTM Baseline data service we examined the Russell 3000 Index, segregating the index into the eight S&P brackets. The analysis showed that non-rated stocks were up year-to-date 53.0%, the C rated stocks were up 89.6%, while stocks rated A+ and A were up only 13.9% and 8.0%, respectively.4 We believe investors have acted rationally to the extent that they have increased their fixed income exposure through their purchase of fixed income bond funds while at the same time taking on increasing risk with their stock purchases.

Mutual Fund Performance Review for the Second Half, Fiscal Year 2009 and the Full Year

The tables and charts on later pages show the total returns for the various classes of shares of the Rising Dividend Growth Fund (the “Fund”) for the period ending September 30, 2009. Starting with the one-year time-period and using the “Class A” shares for the purpose of this discussion, the “Class A” shares rose on a total return basis 0.33%. This compares favorably to the S&P 500 Index return of -6.91% for that same period.

The asset allocation of the Fund provides much of the explanation for this out-performance. First, at the end of the period covered by this report, 7.77% of the portfolio was invested in the financial services sector compared to 15.23% for the S&P 500 Index. During the period covered by this report, this sector is where some of the most dramatic moves, both up and down in stock prices, occurred. Early in the fiscal year, the Fund sold its Bank of America position and State Street was sold in January, eliminating banking from the Fund’s portfolio. The decision to unwind the Fund’s positions in each of these banks was based on the fact that the banks did not meet the Fund’s dividend discipline that requires yearly dividend increases. As of the end of the period, we continued to have concerns about the fundamentals of the banking industry. The three financial service companies owned at the end of the period are specialty insurer Aflac, and money managers Eaton Vance and SEI Investments.

The 19.58% exposure to energy Master Limited Partnerships (MLPs) is the most important contributor to the Fund’s outperformance relative to the S&P 500 Index. The nine MLPs owned by the Fund were up an average of more than 16% for the one-year period on a price only basis. There are no MLPs in the S&P 500 Index; consequently, the performance of this group of Fund holdings has a substantial impact on the Fund’s performance relative to the Index. The average distribution rate, including partial returns of capital, for this group of MLPs was more than 8%. Adding price appreciation to the distribution yield provides a total return of approximately 24% for these investments.

The largest sector exposure for the Fund as of September 30th was healthcare, which was driven by our aging population theme. The Fund’s weighting was 19.59% versus the S&P 500 Index’s 13.11%. The intense public debate over healthcare in the United States does not diminish the fact that there will be more demand, no matter who pays for it. Further, the aging factor is not just an issue for the United States. Rather it is a concern for much of the world. A report commissioned by the National Institute on Aging issued in July detailed global aging trends. Interestingly, that report states that the number of people over 65 worldwide should increase from 506 million in 2008 to 1.3 billion by 2040. On a percentage basis, the 65 and older group increases from 7% of the world’s population to 14%.5 The “over-65” age group in the United States is expected to grow 107% in the thirty-two year time-period from 2008 to 2040.6 Both the worldwide growth and the US growth suggests that there will be increasing demand for healthcare. Within the general healthcare theme, the Fund has exposure in generic drugs, diabetes care, and medical implements.

_________________________

3  Investment Company Institute, Monthly Net Cash Flow

4  Thomson Reuters™ Baseline Data Service, Russell 3000 Index, 9/22/09

5  US Dept of Health and Human Services and US Dept of Commerce, An Aging World: 2008, June 2009, P 7

6  US Dept of Health and Human Services and US Dept of Commerce, An Aging World: 2008, June 2009, P 13

We believe healthcare has defensive characteristics insofar as investors are concerned. We forecast growth of earnings and dividends even in these uncertain times. The second largest position in the portfolio, Novo- Nordisk, is a dominant factor in diabetes care, a growing health concern. The fourth largest position is TEVA Pharmaceutical whose primary business is generic drugs, which we view as another growth area. It should be noted that the optimism expressed about healthcare by the Fund’s management has not been mirrored by stock market performance. The group of seven companies owned by the Fund were down 8% in the one-year period ending September 30th, which, in turn, detracted from the Fund’s performance during the period.

Two of the companies that had positive price appreciation in 2008 have been disappointing for the September 2009 year. The Fund’s portfolio holdings in McDonalds and Walmart declined during the period by 7.5% and 18%, respectively. It appears to us that investors were concentrating their buying interest on those stocks that had been beaten up in 2008. Fundamentals of both companies, from Fund management’s perspective, are sound.

The third largest sector represented in the Fund’s portfolio was consumer staples, which accounted for 16.47% of the Fund’s portfolio composition versus 11.5% in the Index. This sector also has defensive characteristics with relatively stable revenue and earnings growth. Over the past 12 months, the average price performance of the consumer staple stocks in the portfolio was +0.13%. This compares to the price only performance of consumer staples companies represented in the S&P 500 Index of -9.34%.

We believe that the fundamental valuation of quality companies, such as those within our rising dividend universe, is attractive. We feel the current economic and political climate requires more careful investing. Quality of the balance sheet, including adequate liquidity, has become vital. Control of payables and receivables has a direct impact on the bottom line. Stocks in our universe generally are in control of their financial health. In our view, now is not the time to own riskier assets.

The data points mentioned in this Management’s Discussion of Fund Performance are provided by Bloomberg Data service for S&P sectors, by the Fund’s administrator (Unified Fund Services) for portfolio weights, and by StockVal Data Services for stock and sector performance.

Thomas W. L. Cameron

Jere E. Estes, CFA

September 30, 2009

There are no guarantees that dividend paying stocks will continue to pay dividends. In addition, dividend paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at (866)348-4769. Fee waivers and expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s Prospectus contains this and other important information. For information on the Fund’s expense ratio, please see the Financial Highlights Table found within the accompanying Annual Report.

Fund Performance

Total Returns*
(for the periods ended September 30, 2009)

	One Year	Average Annual Five Year	Average Annual Since Commencement of Operations (March 23, 2004)**
Rising Dividend Growth Fund – Class A	0.33%	3.59%	3.95%
Rising Dividend Growth Fund – Class A (after deduction of sales load)***	–5.44%	2.37%	2.84%
S&P 500 Index****	–6.91%	1.02%	1.42%

Total annual operating expenses for Class A shares for the fiscal year ended September 30, 2008, as disclosed in the Fund's prospectus, were 1.86% of average daily net assets (1.65% after fee waivers/expense reimbursements by the Advisor, which excluded the effect of acquired fund fees). The Advisor contractually has agreed to waive its fee and/or cap certain expenses (excluding acquired fund fees, brokerage, and certain other costs) of the Fund so that the Fund's net operating expenses do not exceed certain levels for each class of shares of the Fund.

Total Returns*
(for the periods ended September 30, 2009)

	Average Annual One Year	Average Annual Since Commencement of Operations (April 14, 2005)
Rising Dividend Growth Fund – Class C	–0.37%	2.87%
S&P 500 Index****	–6.91%	–0.03%

Total annual operating expenses for Class C shares for the fiscal year ended September 30, 2008, as disclosed in the Fund's prospectus, were 2.46% of average daily net assets (2.25% after fee waivers/expense reimbursements by the Advisor, which excluded the effect of acquired fund fees). The Advisor contractually has agreed to waive its fee and/or cap certain expenses (excluding acquired fund fees, brokerage, and certain other costs) of the Fund so that the Fund's net operating expenses do not exceed certain levels for each class of shares of the Fund.

Total Returns*
(for the periods ended September 30, 2009)

	Average Annual One Year	Average Annual Since Commencement of Operations (March 21, 2007)
Rising Dividend Growth Fund – Class I	0.63%	–2.45%
S&P 500 Index****	–6.91%	–8.72%

Total annual operating expenses for Class I shares for the fiscal year ended September 30, 2008, as disclosed in the Fund's prospectus, were 1.46% of average daily net assets (1.25% after fee waivers/expense reimbursements by the Advisor, which excluded the effect of acquired fund fees). The Advisor contractually has agreed to waive its fee and/or cap certain expenses (excluding acquired fund fees, brokerage, and certain other costs) of the Fund so that the Fund's net operating expenses do not exceed certain levels for each class of shares of the Fund.

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (888) 826-2520 or visit www.dividendgrowthadvisors.com.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

*	Return figures reflect any change in price per share and assume the reinvestment of all dividends and distributions.

** Class A commenced operations on March 18, 2004. For performance calculations, the inception date is March 23, 2004, the date the Fund first began to invest in accordance with its stated objective.

*** In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees. Class A Shares have a maximum up-front sales charge of 5.75% that you pay when you buy your shares. The front-end sales charge for the Class A Shares decreases with the amount you invest and is included in the offering price. The 1.00% redemption fee for Class A and Class C Shares applies only to redemptions within 60 days of acquisition. The fee is not applied to shares acquired through reinvestment of dividends or distributions.

**** The S&P 500 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index representative of broader markets and ranges of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The results shown for the Fund include reinvested distributions, applicable sales charges, fund expenses and management fees, and are shown before taxes on fund distributions and sale of fund shares. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The market indexes are unmanaged, do not reflect sales charges, commissions or expenses, or the effects of taxes. You cannot invest directly into an index. The performance quoted represents past performance, which does not guarantee future results. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 826-2520 or visiting www.dividendgrowthadvisors.com.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling (888) 826-2520. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

Fund Holdings– (Unaudited)

1As a percent of net assets.

Regardless of industry, the Rising Dividend Growth Fund will invest at least 80% of its assets in common stocks and master limited partnerships of dividend-paying domestic and foreign companies whose market capitalizations are at least $500 million.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses– (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges and/or redemption fees on certain redemptions and (ii) ongoing costs, including management fees, distribution fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2009 and held for the six months ended September 30, 2009.

Actual Expenses

The first line of the table on page 14 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on page 14 provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales loads on purchase payments, contingent deferred sales charges, and/or redemption fees on certain redemptions. Therefore, the second line of the table below is useful for comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If addition, if these transactional costs were included, your costs would have been higher.

*Expenses are equal to Class A’s annualized net expense ratio of 1.65%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

**Assumes a 5.00% return before expenses.

***Expenses are equal to Class C’s annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

****Expenses are equal to Class I’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

Dividend Growth Trust
Rising Dividend Growth Fund
Schedule of Investments
September 30, 2009

Common Stocks/Master Limited Partnerships - 93.80%	Shares	Value

Accident & Health Insurance - 2.86%
Aflac, Inc.	37,800	$ 1,615,572

Aircraft Engines & Engine Parts - 1.36%
United Technologies Corp.	12,600	767,718

Beverages - 2.48%
PepsiCo, Inc.	23,900	1,401,974

Bituminous Coal & Lignite Surface Mining - 2.73%
Natural Resource Partners, L.P.	74,000	1,544,380

Computer & Office Equipment - 4.40%
International Business Machines Corp. (IBM)	20,800	2,487,888

Construction Machinery & Equipment - 2.43%
Caterpillar, Inc.	26,800	1,375,644

Crude Petroleum & Natural Gas - 2.35%
Linn Energy, LLC	58,000	1,328,780

Electromedical & Electrotherapeutic Apparatus - 1.72%
Medtronic, Inc.	26,400	971,520

Fats & Oils - 3.36%
Archer-Daniels-Midland Co.	65,100	1,902,222

Food & Kindred Products - 3.51%
Nestle SA (a)	46,450	1,982,951

General Industrial Machinery & Equipment - 0.57%
Illinois Tool Works, Inc.	7,500	320,325

Industrial Inorganic Chemicals - 3.86%
Praxair, Inc.	26,700	2,181,123

In Vitro & In Vivo Diagnostic Substances - 2.62%
Meridian Bioscience, Inc.	59,100	1,478,091

Investment Advice - 3.01%
Eaton Vance Corp.	60,700	1,698,993

Natural Gas Transmission - 5.88%
Energy Transfer Equity, L.P.	46,500	1,302,000
Enterprise Products Partners, L.P.	40,500	1,146,960
Williams Partners, L.P.	37,500	873,375
		3,322,335

Pharmaceutical Preparations - 9.94%
Johnson & Johnson	19,200	1,169,088
Novo-Nordisk A/S (a)	38,100	2,398,395
Teva Pharmaceutical Industries, Ltd. (a)	40,600	2,052,736
		5,620,219

*See accompanying notes which are an integral part of these financial statements

Dividend Growth Trust
Rising Dividend Growth Fund
Schedule of Investments - continued
September 30, 2009

Common Stocks/Master Limited Partnerships - 93.80% - continued	Shares	Value

Pipe Lines (No Natural Gas) - 8.62%
Magellan Midstream Partners, L.P.	37,000	$ 1,391,200
NuStar Energy, L.P.	21,300	1,104,192
Plains All American Pipeline, L.P.	26,900	1,245,201
Sunoco Logistics Partners, L.P.	19,100	1,131,675
		4,872,268

Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 1.67%
Albemarle Corp.	27,300	944,580

Plastic Products - 2.45%
AptarGroup, Inc.	37,000	1,382,320

Retail - Drug Stores and Proprietary Stores - 2.12%
Walgreen Co.	32,000	1,199,040

Retail - Eating Places - 3.18%
McDonald's Corp.	31,500	1,797,705

Retail - Variety Stores- 2.42%
Wal-Mart Stores, Inc.	27,813	1,365,340

Security Brokers, Dealers & Flotation Companies - 1.90%
SEI Investments Co.	54,700	1,076,496

Semiconductors & Related Devices - 2.18%
Linear Technology Corp.	44,700	1,235,061

Services - Computer Processing & Data Preparation - 2.89%
Automatic Data Processing, Inc.	41,600	1,634,880

Services - Engineering, Accounting, Research, Management - 1.59%
Paychex, Inc.	31,000	900,550

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 4.92%
Ecolab, Inc.	28,300	1,308,309
The Procter & Gamble Co.	25,400	1,471,168
		2,779,477

Surgical & Medical Instruments & Apparatus - 5.34%
Becton, Dickinson & Co.	16,400	1,143,900
Teleflex, Inc.	38,800	1,874,428
		3,018,328

Totalizing Fluid Meters & Counting Devices - 1.44%
Badger Meter, Inc.	21,000	812,490

TOTAL COMMON STOCKS/MASTER LIMITED PARTNERSHIPS (Cost $44,184,182)		53,018,270

Money Market Securities - 6.36%
Fidelity Institional Money Market Portfolio - Institutional Shares, 0.46% (b)	3,597,452	3,597,452

TOTAL MONEY MARKET SECURITIES (Cost $3,597,452)		3,597,452

TOTAL INVESTMENTS (Cost $47,781,634) - 100.16%		$ 56,615,722

Liabilities in excess of other assets - (0.16)%		(92,479)

TOTAL NET ASSETS - 100.00%		$ 56,523,243

(a) American Depositary Receipt.
(b) Variable rate security; the money market rate shown represents the seven day yield at September 30, 2009.

*See accompanying notes which are an integral part of these financial statements

Dividend Growth Trust
Rising Dividend Growth Fund
Statement of Assets and Liabilities
September 30, 2009

Assets
Investments in securities, at value (cost $47,781,634)	$ 56,615,722
Interest receivable	1,109
Dividends receivable	23,428
Receivable for fund shares sold	71,145
Prepaid expenses	11,273
Total assets	56,722,677

Liabilities
Payable for income distribution	41,747
Payable due to Advisor (a)	45,282
Payable for fund shares redeemed	45,779
Accrued 12b-1 fees	9,692
Other accrued expenses	56,934
Total liabilities	199,434

Net Assets	$ 56,523,243

Net Assets consist of:
Paid in capital	$ 56,004,338
Accumulated undistributed net investment income (loss)	(511,570)
Accumulated net realized gain (loss) on investments	(7,803,613)
Net unrealized appreciation (depreciation) on investments	8,834,088

Net Assets	$ 56,523,243

Net Assets: Class A	$ 39,997,552

Shares outstanding (unlimited number of shares authorized, with par value of $0.001)	3,613,452

Net asset value per share	$ 11.07

Maximum offering price per share ($11.07 / 94.25%)	$ 11.75

Minimum redemption price per share ($11.07 * 99.00%) (b) (c)	$ 10.96

Net Assets: Class C	$ 3,897,849

Shares outstanding (unlimited number of shares authorized, with par value of $0.001)	349,955

Net asset value and offering price per share	$ 11.14

Minimum redemption price per share ($11.14 * 99.00%) (c)	$ 11.03

Net Assets: Class I	$ 12,627,842

Shares outstanding (unlimited number of shares authorized, with par value of $0.001)	1,122,923

Net asset value, offering and redemption price per share	$ 11.25

(a) See Note 5 in the Notes to the Financial Statements.
(b) A contingent deferred sales charge ("CDSC") of 1.00% may be charged on redemptions of accounts greater than $1,000,000 redeemed within 12 months of purchase.
(c) A redemption fee of 1.00% may be charged on redemptions of shares within 60 days of purchase.

*See accompanying notes which are an integral part of these financial statements

Dividend Growth Trust
Rising Dividend Growth Fund
Statement of Operations
For the fiscal year ended September 30, 2009

Investment Income
Dividend income (net of foreign withholding taxes of $15,604) (a)	$ 1,092,798
Interest income	59,478
Total Income	1,152,276

Expenses
Investment advisor fee (b)	397,580
12b-1 fees (Class A - $145,962; Class C - $34,604) (b)	180,566
Transfer agent expenses	103,450
Legal expenses	60,507
Administration expenses	49,115
Registration expenses	41,573
Fund accounting expenses	29,935
Miscellaneous expenses	28,545
Trustee expenses	27,023
Auditing expenses	25,017
Printing expenses	18,903
Custodian expenses	16,152
Insurance expenses	4,586
Pricing expenses	4,555
Total Expenses	987,507
Advisor fees waived (b)	(144,352)
Net operating expenses	843,155
Net Investment Income (Loss)	309,121

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities	(7,141,026)
Change in unrealized appreciation (depreciation)
on investment securities	6,414,447
Net realized and unrealized gain (loss) on investment securities	(726,579)
Net increase (decrease) in net assets resulting from operations	$ (417,458)

(a) Dividend income is net of $996,350 of return of capital distributions and passive income/losses from master limited partnerships.
(b) See Note 5 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements

Dividend Growth Trust
Rising Dividend Growth Fund
Statements of Changes In Net Assets

	Fiscal Year ended	Fiscal Year ended
	September 30, 2009	September 30, 2008
Operations
Net investment income (loss)	$ 309,121	$ (22,160)
Net realized gain (loss) on investment securities	(7,141,026)	248,376
Change in unrealized appreciation (depreciation) on investment securities	6,414,447	(10,995,956)
Net increase (decrease) in net assets resulting from operations	(417,458)	(10,769,740)

Distributions
From net investment income, Class A	(208,499)	-
From net investment income, Class C	(14,785)	-
From net investment income, Class I	(85,837)	-
From net realized gains, Class A	-	(252,306)
From net realized gains, Class C	-	(21,832)
From net realized gains, Class I	-	(34,413)
From return of capital distributions, Class A	(382,079)	(1,195,281)
From return of capital distributions, Class C	(27,094)	(58,422)
From return of capital distributions, Class I	(157,298)	(280,445)
Distributions in excess of net investment income, Class A	(289,924)	(52,365)
Distributions in excess of net investment income, Class C	(20,559)	(1,580)
Distributions in excess of net investment income, Class I	(119,358)	(14,841)
Total distributions	(1,305,433)	(1,911,485)

Capital Share Transactions (a)
Proceeds from shares sold
Class A	3,107,873	4,314,318
Class C	436,250	675,411
Class I	6,295,986	6,918,949
Reinvestment of distributions
Class A	819,100	1,411,585
Class C	56,353	76,814
Class I	210,000	224,676
Amount paid for shares redeemed
Class A (b)	(8,054,467)	(13,817,466)
Class C (c)	(757,711)	(1,046,350)
Class I	(5,252,070)	(572,049)
Net increase (decrease) in net assets resulting from share transactions	(3,138,686)	(1,814,112)
Total Increase (Decrease) in Net Assets	(4,861,577)	(14,495,337)

(a) See Note 1 in the Notes to the Financial Statements.
(b) Redemption fees of $211 and $0, respectively, retained by the Fund are included.
(c) Redemption fees of $229 and $1,299, respectively, retained by the Fund are included.

*See accompanying notes which are an integral part of these financial statements

Dividend Growth Trust
Rising Dividend Growth Fund
Statements of Changes In Net Assets - continued

	Fiscal Year ended	Fiscal Year ended
	September 30, 2009	September 30, 2008

Net Assets
Beginning of year	61,384,820	75,880,157

End of year	$ 56,523,243	$ 61,384,820

Accumulated undistributed net investment income (loss)	$ (511,570)	$ (389,302)
included in net assets

Capital Share Transactions - A Shares (a)
Shares sold	322,543	330,675
Shares issued in reinvestment of distributions	85,421	111,120
Shares redeemed	(850,837)	(1,078,569)

Net increase (decrease) from capital share transactions	(442,873)	(636,774)

Capital Share Transactions - C Shares (a)
Shares sold	41,932	52,728
Shares issued in reinvestment of distributions	5,858	5,926
Shares redeemed	(78,830)	(81,859)

Net increase (decrease) from capital share transactions	(31,040)	(23,205)

Capital Share Transactions - I Shares (a)
Shares sold	625,756	523,517
Shares issued in reinvestment of distributions	21,540	17,573
Shares redeemed	(493,925)	(44,329)

Net increase (decrease) from capital share transactions	153,371	496,761

(a) See Note 1 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements

Dividend Growth Trust
Rising Dividend Growth Fund - Class A
Financial Highlights
For a share outstanding during each year

	For the fiscal year ended September 30,

	2009	2008	2007	2006	2005

Selected Per Share Data
Net asset value, beginning of year	$ 11.31	$ 13.60	$ 12.06	$ 10.86	$ 10.35

Income from investment operations
Net investment income (loss)	0.04	(0.01)	0.02	(0.06)	0.01
Net realized and unrealized gain (loss)	(0.04)	(1.95)	1.93	1.42	0.65
Total from investment operations	0.00	(1.96)	1.95	1.36	0.66

Less Distributions to shareholders:
From net investment income	(0.06)	-	(0.02)	-	(0.01)
From net realized gain	-	(0.05)	(0.23)	(0.03)	(0.01)
From tax return of capital	(0.10)	(0.27)	(0.12)	(0.09)	(0.13)
In excess of net investment income	(0.08)	(0.01)	(0.04)	(0.04)	-
Total distributions	(0.24)	(0.33)	(0.41)	(0.16)	(0.15)

Paid in capital from redemption fees (b)	-	-	-	-	-

Net asset value, end of year	$ 11.07	$ 11.31	$ 13.60	$ 12.06	$ 10.86

Total Return (a)	0.33%	-14.63%	16.25%	12.62%	6.36%

Ratios and Supplemental Data
Net assets, end of year (000)	$ 39,998	$ 45,894	$ 63,827	$ 43,566	$ 38,167
Ratio of expenses to average net assets	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of expenses to average net assets
before waiver & reimbursement or recoupment	1.92%	1.56%	1.94%	2.13%	3.04%
Ratio of net investment income (loss) to
average net assets	0.51%	(0.05)%	0.19%	(0.36)%	0.12%
Ratio of net investment income (loss) to
average net assets before waiver
& reimbursement or recoupment	0.24%	0.04%	(0.11)%	(0.84)%	(1.27)%
Portfolio turnover rate	39.40%	24.66%	31.09%	50.20%	48.91%

(a) Total return in the above table represents the rate that an investor (invested for the entire year) would have earned on an investment in the Fund, assuming reinvestment of dividends. Returns shown exclude the effect of the sales load.
(b) Redemption fees resulted in less than $0.005 per share in each year.

*See accompanying notes which are an integral part of these financial statements

Dividend Growth Trust
Rising Dividend Growth Fund - Class C
Financial Highlights
For a share outstanding during each period

	For the fiscal year ended September 30,					For the period ended
						September 30,
	2009	2008		2007	2006	2006	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 11.39	$ 13.62		$ 12.08	$ 10.87	$ 10.51

Income from investment operations
Net investment income (loss)	(0.02)	(0.08)		-	(0.10)	-	(b)
Net realized and unrealized gain (loss)	(0.05)	(1.95)		1.85	1.40	0.38
Total from investment operations	(0.07)	(2.03)		1.85	1.30	0.38

Less distributions to shareholders:
From net investment income	(0.04)	-		-	-	-	(b)
From net realized gain	-	(0.05)		(0.23)	(0.03)	-
From tax return of capital	(0.08)	(0.15)		(0.06)	(0.04)	(0.02)
In excess of net investment income	(0.06)	(0.00)	(b)	(0.02)	(0.02)	-
Total distributions	(0.18)	(0.20)		(0.31)	(0.09)	(0.02)

Paid in capital from redemption fees (c)	-	-		-	-	-

Net asset value, end of period	$ 11.14	$ 11.39		$ 13.62	$ 12.08	$ 10.87

Total Return (d)	-0.37%	-15.04%		15.55%	12.01%	3.57%	(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 3,898	$ 4,338		$ 5,505	$ 3,457	$ 880
Ratio of expenses to average net assets	2.25%	2.25%		2.25%	2.36%	2.75%	(f)
Ratio of expenses to average net assets
before waiver & reimbursement or recoupment	2.52%	2.03%		2.54%	2.84%	3.59%	(f)
Ratio of net investment loss to
average net assets	(0.10)%	(0.64)%		(0.41)%	(1.07)%	(1.02)%	(f)
Ratio of net investment loss to
average net assets before waiver
& reimbursement or recoupment	(0.37)%	(0.42)%		(0.71)%	(1.55)%	(1.86)%	(f)
Portfolio turnover rate	39.40%	24.66%		31.09%	50.20%	48.91%	(e)

(a) April 14, 2005 (Commencement of Operations) through September 30, 2005.
(b) Less than $0.01 per share.
(c) Redemption fees resulted in less than $0.005 per share in each period.
(d) Total return in the above table represents the rate that an investor (invested for the entire period) would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.

*See accompanying notes which are an integral part of these financial statements

Dividend Growth Trust
Rising Dividend Growth Fund - Class I
Financial Highlights
For a share outstanding during each period

	For the fiscal year ended September 30,		For the period ended
			September 30,
	2009	2008	2007	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 11.50	$ 13.85	$ 12.80

Income from investment operations
Net investment income	0.09	0.09	0.01
Net realized and unrealized gain (loss)	(0.06)	(2.00)	1.10
Total from investment operations	0.03	(1.91)	1.11

Less distributions to shareholders:
From net investment income	(0.07)	-	(0.01)
From net realized gain	-	(0.05)	-
From tax return of capital	(0.12)	(0.37)	(0.04)
In excess of net investment income	(0.09)	(0.02)	(0.01)
Total distributions	(0.28)	(0.44)	(0.06)

Net asset value, end of period	$ 11.25	$ 11.50	$ 13.85

Total Return (b)	0.63%	-14.08%	8.61%	(c)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 12,628	$ 11,153	$ 6,548
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	(d)
Ratio of expenses to average net assets
before waiver & reimbursement	1.52%	1.44%	1.54%	(d)
Ratio of net investment income (loss) to
average net assets	0.97%	0.40%	(0.59)%	(d)
Ratio of net investment income (loss) to
average net assets before waiver
& reimbursement	0.70%	0.21%	(0.29)%	(d)
Portfolio turnover rate	39.40%	24.66%	31.09%	(c)

(a) March 21, 2007 (Commencement of Operations) through September 30, 2007.
(b) Total return in the above table represents the rate that an investor (invested for the entire period) would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.
(d) Annualized.

*See accompanying notes which are an integral part of these financial statements

Dividend Growth Trust

Rising Dividend Growth Fund

Notes to the Financial Statements

September 30, 2009

NOTE 1. ORGANIZATION

Dividend Growth Trust (the "Trust") is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust (now a "statutory trust") on July 14, 1999. The Trust is authorized to issue an unlimited number of shares of beneficial interest of $.001 par value. The Trust currently offers shares of the Rising Dividend Growth Fund (“Fund”). Prior to April 14, 2005, the Fund offered Class A shares only. Commencement of operations for Class A Shares was March 18, 2004; for Class C Shares was April 14, 2005; and Class I Shares was March 21, 2007. The Fund currently offers three Classes of shares (“Class A”, “Class C” and “Class I”). Each Class of shares has equal rights as to earnings, assets and voting privileges, except that each Class bears different distribution expenses. Each Class of shares has exclusive voting rights with respect to matters that affect only that Class. Income, expenses (other than expenses attributable to a specific Class) and realized and unrealized gains or losses on investments are allocated to each Class of shares based on relative net assets.

The Fund seeks long-term growth of capital and current income by investing primarily in common stocks and master limited partnerships of domestic and foreign companies that have increased their dividend payments to shareholders each year for the past ten years or more. The Fund normally concentrates its investments in a group of 25-50 common stocks. Due to the inherent risk in any investment program, the Fund cannot ensure that its investment objectives will be realized.

NOTE 2. INDEMNIFICATION

Under the Trust's organizational documents each trustee, officer, employee, manager or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust and the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value as described in note 4.

When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, according to guidelines established by the Board. As a general principle, the current fair value of a security being valued by the Advisor would be the amount which the Fund might reasonably expect to receive upon a current sale. Methods which are in accord with this principle may, for example, be based on, among other factors, a multiple of earnings, a discount from market of a similar freely traded security, or yield to maturity with respect to debt issues. Fair value determinations will not be based on what the Advisor believes that a buyer may pay at a later time, such as when market conditions change or when the market ultimately recognizes a security’s true value as perceived by the Advisor. Similarly, bonds and other instruments may not be fair valued at par based on the expectation that the Fund will hold the investment until maturity.

Federal Income Taxes – There is no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains, if any, annually. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Fund did not incur any interest and penalties. The statute of limitations on the Fund’s tax returns remains open for the years ended September 30, 2006 through

Dividend Growth Trust

Rising Dividend Growth Fund

Notes to the Financial Statements - continued

September 30, 2009

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES – continued

September 30, 2009. Management has considered uncertain tax positions for all open tax years, and concluded that there are none.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income and distributions from Master Limited Partnerships (“MLPs”) are recorded on the ex-dividend date. Distributions received from the Fund’s investments in MLPs generally are recorded as a return of capital, reducing the cost basis of the associated MLP investment. Income or loss from the MLP investments is recorded upon receipt of the MLP’s K-1.

Dividends and Distributions - The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. Accounting principles generally accepted in the United States of America require that certain components of the net assets be reclassified between financial and tax reporting. Those reclassifications have no effect on the net assets or the net asset value per share. As of September 30, 2009, the reclassifications by the Fund are as follows: decrease accumulated undistributed net investment income (loss) and increase accumulated net realized gain (loss) on investments by $307,573.

Subsequent Events - Management has evaluated subsequent events through November 24, 2009, the date the financial statements were issued and determined there were no material subsequent events.

NOTE 4. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Dividend Growth Trust

Rising Dividend Growth Fund

Notes to the Financial Statements - continued

September 30, 2009

NOTE 4. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock and master limited partnerships, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will generally be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will generally be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will generally be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, U.S. government securities and U.S. government agency securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

Dividend Growth Trust

Rising Dividend Growth Fund

Notes to the Financial Statements - continued

September 30, 2009

NOTE 4. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2009:

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS

The Trust retains Dividend Growth Advisors, LLC ("Advisor" or "DGA") as the Fund’s Investment Advisor. The Advisor manages the investments of the Fund in accordance with the Fund's investment objectives, policies and limitations. Pursuant to the terms of the Investment Advisory Agreement, the Advisor has full discretion to manage the assets of the Fund in accordance with its investment objective. As compensation for its investment management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. The Advisor has also agreed to waive its advisory fees or reimburse other Fund expenses so that the Fund’s annual operating expenses will not exceed 1.65% for Class A shares, 2.25% for Class C shares, and 1.25% for Class I shares of the average daily net assets of the respective class (excluding brokerage and other investment-related costs, interest, taxes, dues, fees, costs of qualifying the Fund’s shares for sales and extraordinary expenses and the fees and expenses associated with acquired funds). For the fiscal year ended September 30, 2009, the Advisor earned fees of $397,580 and waived fees of $144,352. At September 30, 2009, there was a net payable due to the Advisor in the amount of $45,282. The Advisor is entitled to reimbursement of fees waived or reimbursed to the Fund if the actual operating expense ratios falls below the expense limits that were in place at the time such waivers and reimbursements occurred. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to the Advisor with respect to waivers, reductions, and payments made with respect to the Fund. The waived fees related to operating expenses subject to recovery, at September 30, 2009 were as follows and may not be ratably applicable to each class of shares:

For the fiscal year ended September 30, 2009, $200,505 was permanently waived.

The Fund retains Unified Fund Services, Inc. (“Unified”), a wholly owned subsidiary of Huntington Bancshares, Inc. (“Huntington”), to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting. For the fiscal year ended September 30, 2009, Unified earned $49,115 for administrative services provided to the Fund. The Fund also retains Unified to act as the Fund’s transfer agent. Unified

Dividend Growth Trust

Rising Dividend Growth Fund

Notes to the Financial Statements - continued

September 30, 2009

NOTE 5. FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS – continued

maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning  their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. For the fiscal year ended September 30, 2009, Unified earned fees of $58,084 for transfer agent services provided to the Fund and $45,366 in reimbursement of out-of-pocket expenses incurred in providing transfer agent services to the Fund.

In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For the fiscal year ended September 30, 2009, Unified earned $29,935 for fund accounting services provided to the Fund.

The Fund retains Unified Financial Securities, Inc. (the “Distributor”), a wholly owned subsidiary of Huntington, to act as the principal distributor of its shares. Huntington is also the parent company of Huntington National Bank, the Fund’s Custodian.

The Trust, on behalf of the Fund for Class A and Class C Share, has adopted a Distribution Plan (each “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which it is authorized to compensate the Distributor for payments to dealers or others with distribution fees as follows: Class A Shares: An annual distribution fee of 0.25% and an annual service fee of 0.15% of the Class A Share’s average daily net assets for a total of 0.40%. Class C Shares: An annual distribution fee of 0.75% and an annual service fee of 0.25% of the Class C share’s average daily net assets for a total of 1.00%. The fees payable under each Plan shall be used to compensate the Distributor for any expenses primarily intended to result in the sale of the Fund’s shares, including, but not limited to: payments the Distributor makes to broker-dealers or other financial institutions and industry professionals for providing distribution assistance and administrative support services to the holders of the Fund’s shares, payments made for the preparation, printing and distribution of advertisements and sales literature, and payments made for printing and distributing prospectuses and shareholders reports to other than existing shareholders of the Fund. Class I shares are not subject to rule 12b-1 fees.

The shareholder servicing fees shall be used to pay, among other things: assisting in establishing and maintaining customer accounts and records, assisting with purchase and redemption requests, arranging for bank wires, monitoring dividend payments from the Trust on behalf of customers, furnishing personal services and maintaining shareholder accounts, facilitating certain shareholder communications from the Trust to customers, receiving and answering correspondence and aiding in maintaining the investment of the Fund’s shareholders. For the fiscal year ended September 30, 2009, Class A incurred 12b-1 expenses of $145,962 and Class C incurred 12b-1 expenses of $34,604. As of September 30, 2009, the Fund owed the Distributor $9,692 for 12b-1 expenses.

Trustees and Officers affiliated with the Advisor are not compensated by the Trust for their services. The Trust does not have any retirement plan for its Trustees. Each Trustee who is not an “interested person” of the Trust, as that term is defined in the 1940 Act, receives $1,000 per regular meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The Trustees also receive $500 for each special board meeting attended. The Independent Chairman of the Board receives an additional $1,000 per meeting. The Chairman of the Audit Committee and the Chairman of the Nomination and Governance Committee each receives $500 per committee meeting chaired, respectively, for acting as Chairmen of such Committees.

Dividend Growth Trust

Rising Dividend Growth Fund

Notes to the Financial Statements - continued

September 30, 2009

NOTE 6. INVESTMENTS

For the fiscal year ended September 30, 2009, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

As of September 30, 2009, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

At September 30, 2009, the aggregate cost of securities for federal income tax purposes was $48,293,204. The difference between cost amounts for financial statement and federal income tax purposes are due primarily to timing differences in recognizing certain passive losses earned through MLP’s.

NOTE 7. ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Dividend Growth Trust

Rising Dividend Growth Fund

Notes to the Financial Statements - continued

September 30, 2009

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income were paid quarterly and totaled $0.06 per share to Class A shareholders, $0.04 per share to Class C shareholders, and $0.07 per share to Class I shareholders. Return of capital distributions were paid quarterly and totaled $0.10 per share to Class A shareholders, $0.08 per share to Class C shareholders, and $0.12 per share to Class I shareholders. Distributions in excess of net investment income totaled $0.08 per share for Class A shareholders, $0.06 per share for Class C shareholders and $0.09 per share to Class I shareholders.

The tax character of distributions paid during the fiscal years ended September 30, 2009 and 2008 is as follows:

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

The differences between book basis and tax basis undistributed amounts result from differences in recognizing certain passive losses earned through MLPs, the deferral of post-October losses, and the treatment of capital loss carryforwards not yet available for tax purposes.

NOTE 9. CAPITAL LOSS CARRYFORWARDS

In connection with the merger of the Capital Appreciation Fund, the Rising Dividend Growth Fund acquired capital loss carryforwards amounting to $788,226. Due to Internal Revenue Code limitations, $78,198, $177,507, $177,507, and $177,507 of this was available to offset realized gains during the fiscal years ended September 30, 2006, September 30, 2007, September 30, 2008, and September 30, 2009, respectively. The remainder ($177,507) will be available to use through September 30, 2010. The Fund has additional capital loss carryforwards of $819,199 which will be available to use through September 30, 2017.

Capital loss carryforwards are available to offset future realized gains. To the extent that these carryforwards are used to offset future realized capital gains, it is probable that the amount which is offset will not be distributed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Dividend Growth Trust

and the Shareholders of Rising Dividend Growth Fund

We have audited the accompanying statement of assets and liabilities of the Rising Dividend Growth Fund, a series of shares of Dividend Growth Trust, including the schedule of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Rising Dividend Growth Fund as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the five years then ended in conformity with accounting principles generally accepted in the United States of America.

                                                                                                                BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

November 24, 2009

BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Independent Trustees
Name (Age) and Address*	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Trustee/ Directorships Held by Trustee
Roger B. Rainville (65)	Independent Trustee	Indefinite. Since August, 2005	President and Chief Executive Officer of Pioneer Investment Management Shareholder Services Corporation from September 1990 to July 2001. Retired in July 2001 when Pioneer Mutual Funds were acquired by UniCredito Italiano of Milan, Italy.	1	None
Earl L. Mason (62)	Independent Trustee Chairman since December 2005	Indefinite. Since August, 2005	Former Chairman of the Board, Computer Horizons; Audit Chairman, Earle M. Jorgensen, a metals distributor, from 2002 to present.	1	Director, Chair of the Audit Committee, and member of the compensation committee, BWAY Corp., from 2007 to present.
William Thomas Smith, Jr. (63)	Independent Trustee	Indefinite. Since August, 2005	Managing Partner, TTV, a venture capital company, from April 2000 to present.	1

Director, Green Dot Corp 2000 to present, Director Austin Logistics, from 2005 to present; Director, E-duction, from 2006 to present; Director, Microbilt from 2008 to present, Director, Silverpop 2002 to present, Director, E-Wise 2008 to present.

Interested Trustee and Principal Officers
Name (Age) and Address*	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee / Officer	Other Trustee/ Directorships Held by Trustee
Charles Troy Shaver, Jr.** (62)	Interested Trustee, President	Indefinite. Since August, 2005	President, Chief Executive Officer, Chief Compliance Officer, Member and minority owner of Dividend Growth Advisors, LLC, since June 1, 2004.	1	Chairman of Spring Island Trust.
Ed Obuchowski (64)	Treasurer and Principal Accounting Officer	Indefinite. Since March, 2008	Chief Operations Officer as of October 2008. Chief Financial Officer, Member and minority owner of Dividend Growth Advisors, LLC since December 2006. Prior to Dividend Growth Advisors, Mr. Obuchowski was SVP and CIO of Alliant Food, and VP of Internal Audit for Compaq Computer from 1998 to 2004.	1	Former member of the Board of Directors of Computer Horizons Corporation
Jere E. Estes (67)	Chief Investment Officer, Assistant Treasurer, Treasurer and Principal Accounting Officer	Indefinite. Since August, 2005	Chief Investment Officer as of October, 2008; Director of Research, Senior Portfolio Manager, Member and Minority Owner, Dividend Growth Advisors, LLC since April 1, 2004.	1	None
William Allin (62)	Secretary	Indefinite. Since August, 2005	Managing Director, Dividend Growth Advisors since August 1, 2005. Prior thereto, Mr. Allin was Chief Executive Officer, Allin Consulting from July 1, 2001 to July 31, 2005. Before that Chief Executive Officer, Greenwood Capital, September 1, 1989 to June 30, 2001.	1	Trustee, Lander Foundation. Trustee, Hilton Head Arts Center.
Jane Cameron (72)	Chief Compliance Officer	Indefinite. Since June, 2006	Chief Compliance Officer – Mutual Funds, Dividend Growth Advisors, LLC since June, 2006. Managing Director HR & Strategic Sourcing from October 2008. Prior thereto, Ms. Cameron was Director of Strategic Sourcing, Fidelity Investments, from September, 1996 until February, 2006.	1	None
Tara Pierson (34)	Assistant Secretary	Indefinite. Since March, 2006	Employed by Unified Fund Services, Inc., the Trust’s administrator, since February 2000	1	None

*The address for the trustees and officers is 58 Riverwalk Blvd., Building 2, Suite A, Ridgeland, SC 29936.

**Mr. Shaver is considered an "interested person" of the Trust as that term is defined in the 1940 Act because of the positions that he holds with Dividend Growth Advisors, LLC, the advisor to the Fund.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers and is available, without charge, upon request. You may call toll-free (888) 826-2520 to request a copy of the SAI or to make shareholder inquiries.

APPROVAL OF THE RENEWAL OF INVESTMENT ADVISORY AGREEMENT - (UNAUDITED)

Dividend Growth Advisors (the “Advisor”) supervises the investments of the Rising Dividend Growth Fund (the “Fund”), a series portfolio of the Dividend Growth Trust (the “Trust”), pursuant to an Investment Advisory Agreement (the “Agreement”) between the Advisor and the Trust with respect to the Fund. At the quarterly meeting of the Board of Trustees (the “Board”) of the Trust that was held on September 25, 2009 (the “Meeting”), the Trustees, including a majority of the trustees who are not parties to the Agreement or interested persons of any party to the Agreement (the “Independent Trustees”), unanimously approved the renewal of the Agreement for another one year term.

In considering whether to approve the renewal of the Agreement, the Trustees considered factors that they deemed reasonable, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (v) the Advisor’s practices regarding brokerage and portfolio transactions; and (vi) the Advisor’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Fund and their shareholders by the Advisor; (ii) quarterly assessments of the investment performance of the Fund by personnel of the Advisor; (iii) commentary on the reasons for the performance; (iv) presentations by Fund management addressing the Advisor’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Fund and the Advisor; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Advisor; (vii) information on relevant developments in the mutual fund industry and how the Fund and/or the Advisor are responding to them; and (viii) a memorandum from Legal counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Advisor, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by the Advisor from its relationship with the Fund. Provided below is an overview of the factors the Board considered. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

1.	Nature, Extent and Quality of the Services Provided by the Advisor.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Agreement. The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities); its process for formulating investment recommendations and assuring compliance with the Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements; its coordination of services for the Fund among the service providers and the Independent Trustees; and its efforts to promote the Fund and grow its assets. The Trustees noted the Advisor’s continuity of, and commitment to retain, qualified personnel and the Advisor’s commitment to maintain and enhance its resources and systems; the commitment of the Advisor’s personnel to finding alternatives and options that allow the Fund to maintain its goals; and the Advisor’s continued cooperation with the Independent Trustees and legal counsel for the Fund. The Trustees evaluated the Advisor’s personnel, including the education and experience of the Advisor’s personnel. The Trustees noted that several of the officers of the Trust, including the principal executive and financial officers and the president for the Trust, were employees of the Advisor, and they served the Trust without additional compensation. After reviewing the foregoing information and further information in the materials provided by the Advisor (including the Advisor’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

2.	Investment Performance of the Fund and the Advisor.

In considering the investment performance of the Fund and the Advisor, the Trustees compared the short and long-term performance of the Fund with the performance of funds with similar objectives managed by other investment advisors, as well as with aggregated peer group data. The Trustees also considered the consistency of the Advisor’s management of the Fund with its investment objective, strategies, and limitations. The Trustees noted that the Fund’s performance was comparable to the performance of the Advisor’s composites for accounts managed similarly to the Fund. The Trustees also compared the short and long-term performance of the Fund with the performance of its benchmark index, comparable funds with similar objectives and size managed by other investment advisors, and comparable peer group indices (e.g., Morningstar and Lipper category averages). The Trustees noted that the Fund’s performance was better than most of its peers in the short term and since the Fund’s inception.

After reviewing and discussing the investment performance of the Fund further, the Advisor’s experience managing the Fund, the Advisor’s historical investment performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Advisor was satisfactory.

3.	Costs of the Services to be provided and Profits to be Realized by the Advisor.

In considering the costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund, the Trustees considered: (1) the Advisor’s financial condition and the level of commitment to the Fund and the Advisor by the principals of the Advisor; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by the Advisor regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for the Advisor in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds. The Trustees noted that the Fund’s management fee and expense ratios were lower than some of the specifically identified comparable funds and higher than others. Based on the foregoing, the Board concluded that the fees to be paid to the Advisor by the Fund and the profits to be realized by the Advisor, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

4.	Economies of Scale.

The Board next considered the impact of economies of scale on the Fund’s size and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Trustees considered that while the management fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the Fund’s expense limitation arrangement. The Trustees noted that the Fund’s shareholders would continue to experience benefits from the expense limitation arrangement until the Fund’s expenses fell below the cap set by the arrangement. Thereafter, the Trustees noted that the Fund’s shareholders would continue to benefit from economies of scale under the Fund’s agreements with service providers other than the Advisor. In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

5.	The Advisor’s Practices Regarding Brokerage and Portfolio Transactions.

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor’s practice for seeking best execution for the Fund’s portfolio transactions. The Trustees also considered the portfolio turnover rate for the Fund, and they considered the Advisor’s practices with respect to allocating portfolio business to broker-dealers who provide research, statistical, or other services - this latter assessment included consideration of whether commission rates paid to broker-dealers are reasonable in relation to the value of the services provided. The Trustees considered the process by which evaluations are made of the overall reasonableness of commissions paid and the method and basis for selecting and evaluating the broker-dealers used by the Advisor. The Trustees noted that in selecting broker-dealers to execute portfolio transactions, the Advisor considers a variety of factors including, among others, the price of the security, the rate of the commission, the size and difficulty of the order, the firm’s ability to provide professional services (e.g., the firm’s reliability, integrity, quality of execution, and operational capabilities) and research provided by the firm. The Trustees also considered the extent to which the foregoing services benefit other accounts advised by the Advisor and the extent to which such services enable the Advisor to avoid expenses that it otherwise would be required to bear under the Agreement. After further review and discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

6.	The Advisor’s Practices Regarding Possible Conflicts of Interest.

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Funds and/or the Advisor’s other accounts; and the substance and administration of the Advisor’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to the Advisor’s potential conflicts of interest. Based on the foregoing, the Board determined that the Advisor’s standards and practices of the Advisor relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Based upon all of the foregoing considerations, the Board, including a majority of the Independent Trustees, approved the renewal of the Agreement.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and how the Fund voted those proxies during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling (888) 862-2520 and (2) on the SEC website at http://www.sec.gov.

TRUSTEES

Earl L. Mason, Chairman

C. Troy Shaver, Jr.

Roger B. Rainville

W. Thomas Smith, Jr.

OFFICERS

C. Troy Shaver, Jr., President

Edward Obuchowski, Treasurer and Principal Accounting Officer

Jere Estes, Assistant Treasurer

William Allin, Secretary

Jane Cameron, Chief Compliance Officer

Tara R. Pierson, Assistant Secretary

INVESTMENT ADVISOR

Dividend Growth Advisors, LLC

58 Riverwalk Boulevard

Building 2, Suite A

Ridgeland, South Carolina 29936

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N. Meridian Street, Ste. 300

Indianapolis, Indiana 46208

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Briggs, Bunting & Dougherty, LLP

1835 Market Street, 26th Floor

Philadelphia, Pennsylvania 19103

LEGAL COUNSEL

Husch Blackwell Sanders, LLP

4801 Main Street, Suite 1000

Kansas City, MO 64112

CUSTODIAN

The Huntington National Bank

7 Easton Oval

Columbus, Ohio 43219

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 N. Meridian Street, Ste. 300

Indianapolis, Indiana 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	Amendments: During the period covered by the report, the registrant has not made any amendments to the provisions of the code of ethics.

(d)	Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(f)(1)	A copy of the code of ethics is filed pursuant to Item 12(a)(1) below.

Item 3. Audit Committee Financial Expert.

(a)(1)	The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

(b)(1)	As of the date of the report, September 30, 2009, the registrant’s audit committee financial expert is Mr. Earl Mason. Mr. Mason is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees. Audit fees for the registrant for the fiscal years ended September 30, 2009 and September 30, 2008 were $18,000 and $17,000, respectively. These amounts represent aggregate fees billed by the registrant’s independent accountant, Briggs, Bunting & Dougherty, LLP (“Accountant”), in connection with the annual audit of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings.

(b)

Audit-Related Fees. There were no additional fees billed in the fiscal year ended September 30, 2009 or September 30, 2008 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)

Tax Fees. The tax fees billed in fiscal years ended September 30, 2009 and September 30, 2008 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning were $2,500 and $2,500, respectively. These services were for the completion of the fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

(d)	All Other Fees. There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the fiscal years ended September 30, 2007 and September 30, 2008.

(e)(1)

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(e)(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended September 30, 2009 and September 30, 2008 were $2,500 and $2,500, respectively. There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser for fiscal years ended September 30, 2009 and September 30, 2008.

(h)

NOT APPLICABLE – no fees were billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser for fiscal years ended September 30, 2009 and September 30, 2008.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments.	This schedule is filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The registrant's officers, including the principal executive officer and principal financial officer, concluded that, based on an evaluation of the registrant’s disclosure controls and procedures as of December 2, 2009, the registrant’s disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis and that material information relating to the registrant is made known to the Principal Executive Officer and Principal Financial Officer as appropriate to allow timely decisions regarding required disclosure

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith.

(a)(2)

Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is provided herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dividend Growth Trust

By *	/s/ C. Troy Shaver, Jr.
C. Troy Shaver, Jr., President and

Principal Executive Officer

Date	12/3/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*	/s/ C. Troy Shaver, Jr.
C. Troy Shaver, Jr., President and

Principal Executive Officer

Date	12/3/09

By*	/s/ Edward Obuchowski

Edward Obuchowski, Treasurer and

Principal Financial Officer

Date	12/3/09